Commitments, Concessions and Contingent Liabilities	12 Months Ended
Dec. 31, 2022
Capital commitments [abstract]
Note 18 - Commitments, Concessions and Contingent Liabilities
Note 18 - Commitments, Concessions and Contingent Liabilities

A.	Commitments
(1)
Several of the Group’s subsidiaries have entered into agreements with suppliers for the purchase of raw materials and energy in the ordinary course of business, for various periods ending on December 31, 2036. As of December 31, 2022, the total amount of the commitments is about $2.6 billion. This amount includes the agreements described below.

(2)
Several of the Group’s subsidiaries have entered into agreements with suppliers for the acquisition of property, plant and equipment. As of December 31, 2022, the subsidiaries have capital expenditures commitments of about $684 million. This amount includes the agreements described below.

(3)
As part of the collaboration between ICL's subsidiary in Spain (ICL Iberia) and the government of Catalonia to achieve environmental sustainability goals, the Company has undertaken to carry out restoration of the salt piles at its sites, mainly by processing and removing them to the sea via a collector. In 2021, the Company signed an agreement with the Catalan Water Agency for the construction and operation of a collector. The main highlights of the agreement include, among other things, guidelines by which the project will be managed, financing aspects of the project, the definition of project costs and determination of the operational maintenance mechanism, including usage costs. Based on said agreement and Spain's water law, it was determined that ICL Iberia will assume up to 90% of the project's cost (approximately $110 million) which will be paid throughout the construction and operating periods. Construction, which has already begun, is expected to extend over a four-year period and the operational period is expected to be over 25 years.

(4)
In 2017, the Company entered into a gas purchase agreement with Energean Israel Limited (hereinafter - Energean) who holds a license for the development of the Karish and Tanin gas reservoirs. Under the agreement, Energean is expected to supply the Company with natural gas (NG) at a quantity of up to 13 BCM at a value of $2 billion over a period of 15 years, commencing with the commercial operation of Karish and Tanin. The NG from the reservoirs will be used to operate ICL’s factories and power stations in Israel.

Following Energean announcement of potential expected delays in the supply of NG under the "Force Majeure" clause within the GSPA, in 2020 the Company signed an exclusive agreement with Tamar reservoir to supply the full amount of NG consumed by the Company until December 2022, at a price of about $4 per MMBTU.

After continued delays, in the fourth quarter of 2022, Energean began NG production activities and supply as part of its commissioning phase. In order to ensure sufficient NG for ICL’s facilities, beyond the supplied NG from Energean, the Company signed NG supply agreements with additional market sources, including Leviathan reservoir, which are valid until the end of the first quarter of 2023 and is taking additional measures to further secure its NG supply. The Company believes it is more likely than not that it will obtain sufficient NG for its facilities in Israel until Energean enters commercial production and fully supply the required NG. The Company intends to exercise all its legal rights in connection with Energean's continued delays.

(5)
In 2020, the Company entered into a long-term lease agreement with a third party according to which ICL will lease an office building in Be'er Sheva Israel for a period of 15 years, with a 10-year extension option, at an annual rent of about $3 million. The lease period is expected to commence in 2024 (on the completion of the building’s construction).

(6)
The Articles of Association of the Company and its Israeli subsidiaries include provisions that permit exemption, indemnification and insurance of liability of officers and directors, all in accordance with the provisions of the Companies Law.

The Company, with the approval of its HR & Compensation Committee, the Board of Directors and the shareholders, granted its officers and directors a letter of exemption and indemnification, and also maintains an insurance policy, covering directors' and officers' liability, which is renewed annually. The directors' and officers' liability insurance and the exemption and indemnity undertaking do not apply to those cases specified in Section 263 of the Companies Law. The exemption is from liability for damages caused and/or that will be caused, by those officers and directors as a result of a breach of the duty of care to the Company. Regarding directors who are office holders of Israel Corp., who may serve from time to time, on January 5, 2021, shareholders approved the extension of the period for exemption and indemnification entered into with such office holders for an additional nine years commencing November 30, 2020, provided that the exemption shall not apply to liabilities arising in connection with a transaction or resolution in which a controlling shareholder or an office holder, including an office holder who is other than the office holder party to the agreement, has a personal interest (within the meaning of the Companies Law).

The amount of the indemnification payable by the Company under the letters of indemnification, in addition to amounts received from an insurance company, if any, for all of the officers and directors on an aggregate basis, for one or more of the events detailed therein, is limited to $300 million.

B.	Concessions

(1)	Dead Sea Works Ltd. (hereinafter – DSW)

Pursuant to the Israeli Dead Sea Concession Law, 1961 (hereinafter – the Concession Law), as amended in 1986, and the concession deed attached as an addendum to the Concession Law, DSW was granted a concession to utilize the resources of the Dead Sea and to lease the land required for its plants in Sodom for a period ending on March 31, 2030. According to the Concession Law, should the government decide to offer a new concession after the expiration date, to another party, it will first offer the new concession to DSW on terms that are no less attractive than those it may offer to that party.

In accordance with section 24 (a) of the Supplement to the Concession Law, it is stated, among other things, that at the end of the concession period all the tangible assets located in the concession area will be transferred to the government, in exchange for their amortized replacement value – the value of the assets as if they are purchased as new at the end of the concession period, less their technical depreciation based on their maintenance condition and the unique characteristics of the Dead Sea area.

Pursuant to section 24 (b) of the Supplement to the Concession Law, it is stated that capital investments made during the 10-year period prior to the end of the concession require the prior consent of the Government, unless they can be fully deducted for tax purposes before the end of the concession period. However, the Government's consent to any fundamental investment that may be necessary for the proper operation of the plant will not be unreasonably delayed or denied. In 2020, an agreement was concluded between the Company and the Israeli Government for the purpose of implementing section 24(b). The agreement determines, among other things, the manner of examining new investments and the consent process. In addition, the agreement determines the Company's commitment to invest in fixed assets, including for preservation and infrastructure, as well as for ongoing maintenance of the facilities in the concession area (for the period beginning in 2026) and the Company's commitment to continue production of potassium chloride and elemental bromine (for the period commencing 2028), all subject to the conditions specified in the agreement. Such commitments do not change the way the Company currently operates. The Company engages with the Israeli Government in accordance with the agreement and obtains investment approvals as required.

In 2015, the Minister of Finance appointed a team to determine the “governmental activities to be conducted towards the end of the concession period”. The public’s comments in this matter were submitted to an inter-ministerial team.

Based on the interim report and its recommendations published in May 2018, and following a public hearing in January 2019, the Israeli Ministry of Finance released the final report of the inter-ministry team headed by Mr. Yoel Naveh, former Chief Economist, which includes a series of guidelines and recommendations regarding the actions that the government should take towards the end of the concession period. Since the report includes guiding principles and a recommendation to establish sub‑teams to implement such principles, the Company is unable to assess the concrete implications of these guidelines and recommendations, or, if the recommendations will be implemented in practice, as well as the relevant timing of their implementation. In addition, there is no certainty as to how the Government will interpret the Concession Law and implement processes accordingly.

In addition, in 2015, the Minister of Finance appointed a team headed by the (former) Accountant General to evaluate the manner in which, according to the current concession, the replacement value of DSW’s tangible assets would be calculated, assuming that these assets would be returned to the Government at the end of the concession period. The determination date of the actual calculation is only at the end of the concession period. As far as the Company is aware, this work has not yet been completed.

The consolidated Financial Statements were prepared under management's belief that it is more likely than not, that DSW will continue to operate the relevant assets for their remaining useful lives, which extends beyond the term of the current concession period, by obtaining a renewed concession or by operating the assets for an alternative holder. The consolidated depreciation expenses in 2022 relating to the assets located within the concession area amounted to about $108 million.

It is expected that the value of the Property, Plant and Equipment at the end of the concession period will change as time passes and as a result of purchase and disposals of assets.

Royalties

In consideration of the concession, DSW pays royalties to the Government of Israel calculated at a rate of 5% of the value of the products at the plant gate, less certain expenses.

DSW granted a sub‑concession to Dead Sea Bromine Ltd. to produce bromine and its compounds from the Dead Sea, the expiration date of which is concurrent with the DSW concession. The royalties in respect of the products manufactured by Dead Sea Bromine are received by DSW, which then pays them to the State of Israel. Royalties are also paid by Dead Sea Magnesium on the basis of carnallite used for production of magnesium.

(2)	Rotem Amfert Israel (hereinafter – “Rotem Israel”)

Rotem Israel has been mining phosphates in the Negev in Israel for more than sixty years. Mining is conducted in accordance with phosphate mining concessions, which are granted as required by the Ministry of Energy under the Mines Ordinance, by the Supervisor of Mines, as well as mining authorizations issued by the Israel Lands Authority (hereinafter – the Authority). The concessions relate to quarries (phosphate rock), whereas the authorizations cover the use of land as active mining areas.

Mining Concessions

Rotem Israel has a unified mining concession which includes Rotem Field, including Hatrurim, and Zafir Field, including Oron-Zin, until the end of 2024. In order to comply with the concession's provisions, the Company undertook, among other things, to assure that Rotem meets its existing obligations to rehabilitate its mining and plants areas according to outlined requirements attached to the new concession, as well as by means of a bank guarantee in the amount of $19 million.

As part of the Company’s efforts to locate phosphate rock resources in Israel, in January 2022, the Ministry of Energy granted Rotem Israel an exploration license for phosphate in an area of 263 acres, north of the Oron Concession. In December 2022, following the completion of a geological survey, the Company received a discovery certificate, which gives it the exclusive right to request a mining license in that area. The Company is working to apply for a concession for approximately 76.6 acres and activity thereon is expected to continue at least until 2025.

Lease Agreements

Rotem Israel has two lease agreements in effect until 2024 and 2041 as well as an additional lease agreement for the Oron plant, which expired in 2017. As of the reporting date, the Company has an agreement in principle, with the Israel Land Authority - Southern Region, regarding the receipt of a license agreement for Oron plant until the end of 2025. The license agreement is subject to the approval of the Israel Land Authority management.

Mining Royalties

According to the terms of the concession, Rotem Israel is required to pay royalties to the State of Israel for Phosphate mining.

In accordance with the Mines Ordinance (Third Addendum A), the royalty rate for production of phosphates is 5% of the value of the quarried material. As part of the process of extending the concession which occurred in 2021, an order was issued by the Ministry of Energy to amend the Third Addendum A which is intended to anchor and clarify the basis for calculating the royalties and its components.

Planning and Building

The mining and quarrying activities require a zoning approval of the site based on a plan in accordance with the Israeli Planning and Building Law, 1965. Such plans are updated, as needed. As of the reporting date, there are various requests at different stages of deliberations pending for consideration the planning authorities.

Zin-Oron area - In 2016, the District Board for the Southern District approved a detailed site plan for mining phosphates in the Zin Oron area. This plan, which covers an area of about 350 square kilometers, will permit the continued mining of phosphate located in the Zin valley and in the Oron valley for a period of 25 years or until the exhaustion of the raw material – whichever occurs first, with the possibility for extension (under the authority of the District Planning Board).

Barir field - The Company is promoting a plan to mine phosphates in Barir field, located in the southern part of the South Zohar deposit in the Negev Desert. In 2015, the National Planning and Building Council (hereinafter – the National Council) approved the Policy Document regarding Mining and Quarrying of Industrial Minerals, which included a recommendation to permit phosphate mining in the South Zohar deposit and to advance a detailed National Outline Plan for the Barir field mining site. According to the recommendation of the National Council, the Government’s Housing Cabinet approved the National Outline Plan (hereinafter - NOP 14B).

In 2018, the Minister of Health filed an appeal of the said approval, requiring compliance with the Ministry of Health’s recommendation to conduct a survey regarding the health impact at each site included in NOP 14B. As part of a discussion in the Housing Cabinet regarding the appeal, it was decided, with the consent of the Ministries of Health, Finance and Energy, to remove the appeal and to approve the NOP 14B, which was formally published later.

In addition, it was decided to establish a team with representatives from Treasury, Health, Transportation, Environmental Protection and Energy ministries (hereinafter – The Inter-ministerial team), which will present to the Housing Cabinet a report that includes health aspects for NOP 14B.

In 2018 and 2019, petitions were submitted to the Israeli Supreme Court of Justice by the municipality of Arad and by residents of Bedouin community in the "Arad Valley" against the National Council, the Government of Israel and Rotem Israel, to revoke the approval of NOP 14B and to order the National Council to discuss the NOP directives, while giving proper weight to the health risk.

In 2020, the inter-ministerial team reached an outline agreement regarding the examination of the health aspects of the NOP 14B, which, according to the State, constitutes an appropriate response for the review of potential health hazards on which the petitions focus.

In 2021, the Israeli Supreme Court of Justice decided to reject the petitions following a preliminary decision by the National Planning and Building Council to incorporate the main points of the outline agreement in the provisions of NOP 14B.

At the end of 2021, the Housing Cabinet, approved once again the amended NOP 14B, following which the (former) Minister for Environmental Protection submitted a request for a government review of past decisions prior to promoting the Barir Detailed NOP. In accordance with the decision of the Ministry of the Interior, a deliberation of the matter should have been held by July 2022. As of the reporting date, the deliberation has not yet occurred. The Company continues its discussions with the relevant regulators to ensure the deliberation will be held as soon as possible.

In addition to the procedures described above, securing the future of the phosphate mining operations at Rotem Israel depends among other things, on the following matters:

•

Emissions permit under the Israeli Clean Air Act (hereinafter - the Law) - In 2021, the Company's emission permit was renewed until September 2023. The permit reflects an updated outline of requirements by the Israeli Ministry of Environmental Protection (MoEP). Postponement of the execution of a limited number of projects was granted within the framework of an administrative order under Section 45 of the Law. The Company is experiencing difficulties meeting the execution schedules of a limited number of projects, and, accordingly, continues to work with the MoEP to find satisfactory solutions, while considering the uncertainty surrounding Rotem Israel's activity as far as the implementation of long-term projects is concerned.

•

Phosphogypsum storage - In 2021, a new Urban Building Plan was approved, the main objectives of which are to regulate areas for phosphogypsum storage reservoirs. Following the ambiguity of the guidelines regarding the calculation of the building permit fees, in April 2022, Israel’s Planning Administration stated its position that the Company should pay insignificant fees. Following Tamar Regional Council’s rejection of the position, in January 2023, the Company reached principal understandings with the Regional Council regarding the fee amounts, subject to a signed agreement. No material impact on the Company's financial results is expected.

•
Energy Production – As part of the Company’s efforts to ensure the continuity of energy production in Rotem Israel in accordance with the policy of the Ministry of Energy and the Ministry of Environmental Protection, in September 2022, the Company began to operate a natural gas-based steam boiler which replaced the existing energy production facility that utilized oil shale.

•

Finding economically feasible alternatives to continue phosphate operations in Rotem Israel – According to the Company's assessment, the estimated useful life of Rotem's phosphate rock reserves in its existing mining areas is limited to a few years. The Company is working to promote economic alternatives for future phosphate operations at Rotem Israel and to obtain required permits and approvals, including by conducting pilots to adapt various potential types of phosphate rock for the Company’s products as part of an effort to utilize and increase existing phosphate reserves.

The Company estimates that it is more likely than not that it will be able to continue its phosphate operations at Rotem Israel, by obtaining the approvals and permits required to ensure its future phosphate operations within a time frame that is not expected to materially impact the Company's results. Nevertheless, there is no certainty as to the success of receiving such approvals and permits, nor is there certainty regarding future phosphate rock resources and/or by what date they will be received. Failure to obtain them, or a significant delay in obtaining them, can lead to a material impact on the Company's business, financial position and results of operations.

(3)	ICL Iberia – a subsidiary in Spain

ICL Iberia was granted mining rights based on legislation of Spain’s Government from 1973 and the regulations accompanying this legislation. Pursuant to the special mining regulations, ICL Iberia received individual licenses for each of the 126 different sites that are relevant to current and future mining activities. Some of the licenses are valid until 2037 and the remainder are effective until 2067.

(4)	United Kingdom

A.
The mineral leases of ICL Boulby, ICL's subsidiary in the United Kingdom (hereinafter – ICL Boulby), are based on approximately 51 mineral leases and licenses for extracting various minerals, in addition to numerous easements and rights of way from private owners of land under which ICL Boulby operates, and mineral lease rights under the North Sea granted by The Crown Estates. The mineral lease rights with The Crown Estates, include provisions to explore and exploit all targeted and known polyhalite and salt mineral resources of interest to ICL Boulby. Said leases cover a total area of about 814 square kilometers (onshore leases total around 24 square kilometers and offshore leases from the Crown Estates cover around 790 square kilometers). For the future the Company only requires a small number of terrestrial mineral areas for ventilation and dewatering purposes, some of which expired in 2022. The Company is actively engaged in negotiations with approximately 18 private mineral owners in extend lease terms. Four lease agreements are currently in negotiations and an application has been approved by the Secretary of State to refer these negotiations to the High Court of Justice in London under the Working Mines Facilities Act Application of 1966 (“the Act”), which, generally, provides for a mechanism to acquire rights over land for mining and extraction. The Company believes that this demonstrates there are sufficient grounds to resolve the negotiations pursuant to the Company’s position. As for the remaining fourteen mineral leases, the Company believes that satisfactory terms will be negotiated without having to have recourse to the Act. Pending the negotiations, the Company continues to operate under the terms of the previous agreements as agreed to with the contractual partners. Subject to the renewal processes described above, all remaining lease periods, licenses, easements and rights of way are effective until 2035.

In December 2021, the North York Moors Park Authority Planning Committee approved ICL Boulby's application for the continuation of polyhalite and salt production for an additional 25 years commencing 2023 (until 2048). On May 27, 2022, an official Notice was served under Regulation 63 of the Conservation of Habitats and Species Regulations 2017, which concluded that the development would not have any Likely Significant Effects on the North York Moors Special Area of Conservation and Special Protection Area.

With respect to the mining royalties, ICL Boulby pays royalties of 2.3% which in 2022 amounted to $4.2 million.

B.
A UK subsidiary which is a part of the Growing Solutions segment (hereinafter – Everris Limited) has peat mines in the UK (Creca, Nutberry and Douglas Water). Peat is used as a component to produce professional growing media. All sites are owned by Everris Limited. The current extraction permits are granted by the local authorities and are renewed after examining the renewal applications. The extraction permits for Nutberry and Douglas Water were granted until the end of 2024, and the permit for Creca was granted until the end of 2051.

(5)	YPH - China

Mining Concessions

YPH, ICL's subsidiary in China, which is equally owned with Yunnan Phosphate Chemicals Group Corporation Ltd. ("YYTH"), holds two phosphate mining licenses that were issued in 2015 by the Division of Land and Resources of the Yunnan district in China: (1) a mining license for the Haikou Mine (hereinafter – Haikou) which the Company operates and which is valid until January 2043; and (2) a mining license for the Baitacun Mine, which is valid until April 2023. With respect to Baitacun Mine, in 2022, the Company completed a risk survey to assess the feasibility and profitability of the mining site, and it is currently working to renew its license for an additional ten years.

Grant of Mining Rights to Lindu

In 2016, a subsidiary of YYTH (hereinafter – YPC) issued a statement whereby in 2010 it entered into agreements with the local authority of Jinning County, Yunnan Province, and Jinning Lindu Mining Development and Construction Co. Ltd. (hereinafter - Lindu Company), according to which Lindu Company is permitted to mine up to two million tonnes of phosphate rock from a certain area measuring 0.414 square kilometers within the area of the Haikou mine (hereinafter – the Daqing Area) and to sell such phosphate rock to any third party at its own discretion.

YPC has undertaken that YPH’s mining right in the Haikou mine will not be adversely affected by the above-mentioned arrangements. It was decided that YPH should conduct further communications with YPC and Lindu Company for the purpose of protecting its legal rights and to urge the parties to reach a fair, just, and reasonable solution to this issue as soon as possible.

Natural Resources Royalties

With respect to the mining rights, in accordance with China "Natural Resources Tax Law", YPH pays royalties of 8% on the selling price based on the market price of the rock prior to its processing. The total royalties for 2022 are about $1.5 million.

Planning and Building

The production process at YPH requires the Company to operate gypsum and flotation ponds that accumulate phosphogypsum fluid and other materials formed in the production processes. In 2022, the Company completed the construction of the infrastructure for the expansion of the ponds after, in April of that year, it received an official certification enabling the expansion of the ponds area, which is required as part of YPH’s ongoing operations plan.

C.	Contingent liabilities

(1)	Ecology

A.
In 2017, three applications for certification of claims as class actions were filed against the Company, as a result of a partial collapse of a dyke in an evaporation pond at Rotem Amfert Israel which resulted in contamination of the Ashalim Stream and its surrounding area. The claimants contend that the Company breached various provisions of environmental laws, including the provisions of the Law for Prevention of Environmental Hazards, the Water Law, provisions of the Torts Ordinance, a breach of statutory duty and negligence. Within the framework of the first application, the Court was requested to instruct the Company to rectify the harm caused as a result of its omissions in order to prevent recurrence of the damage caused as well as to grant a monetary remedy for non-pecuniary damages. The monetary remedy was not defined, however according to the claimants, the amount of the personal claim is NIS 1,000 ($311) for each resident of the State of Israel, who number approximately 8.68 million persons.

Within the framework of the second application, the Court was requested to grant a monetary remedy in an amount of no less than NIS 250 million ($77 million) and concurrently, to award personal compensation in the amount of NIS 2,000 ($622) for each resident of the State of Israel, this being in respect of non-pecuniary damages. Furthermore, the Court was requested to instruct the Company to comply with the relevant laws and the rules provided thereunder. As part of the third application, the Court was requested to instruct the Company, among other things, to prepare plans for removal of the contamination, restoration of the Ashalim Stream and its surrounding area, for control and prevention of recurrence of the damage caused, to pay monetary relief to the class of injured parties, in the amount of NIS 202.5 million ($63 million), and to provide compensation by means of restoring the natural values impaired and return the area to its former condition.

In May 2018, the Nature and Parks Authority (hereinafter – NPA), filed an application for certification of a class action against the Company, Rotem Amfert Israel and past officers of the Company and Rotem Amfert Israel (jointly hereinafter - the Respondents), with respect to the Ashalim incident. According to the NPA, the Respondents, jointly and/or severally, are liable for compensation due to the Ashalim incident, among other things by virtue of the Torts Ordinance and/or unjust profits and by virtue of any other law. In the Application, the Court was requested, among other things, to issue orders, the purpose of which is to take all necessary measures to prevent the recurrence of the environmental hazard, and also to cooperate with the NPA and the State's authorities in order to minimize the ecological and environmental damage in order to allow for the restoration of the nature reserve. Furthermore, the Court was requested to grant monetary relief to the public injured by the ecological and environmental damage, and to grant a monetary relief for the purpose of the restoration of the nature reserve, in the aggregate amount of NIS 397 million (about $123 million).

In conjunction with the aforesaid application, the NPA filed a motion to strike the three applications mentioned above and to prefer the approval application on its behalf, as it argues that it is the most suitable to serve as the representative plaintiff in a class action in this regard, as its application is detailed and well-established as well as the special status conferred upon it under the Class Actions Law, which allows for specific benefits.

In November 2018, the Company was notified that all four applicants had agreed to join efforts and manage the class actions in a joint and coordinated manner.

In December 2022, following a mediation process between Rotem Israel and the Israeli Nature and Parks Authority, as well as all other applicants in the aforesaid proceedings, a settlement agreement was signed between the parties. In January 2023, the settlement agreement was submitted to the Israeli court for approval that will conclude the proceedings.

According to the settlement agreement, the total amount of compensation for, among other things, the restoration of the Ashalim Stream and its surroundings, is NIS 115 million (approximately $33.5 million), including past restoration expenses, legal expenses and other expenses.

In May 2018, the Company was served with a motion for discovery and pursual of documents (hereinafter – the Motion), filed with the Tel Aviv District Court, by a shareholder of the Company (hereinafter – the Movant), as a preliminary proceeding in preparation for the possible filing of an application for certification of a multiple derivative action against officers of the Company and Rotem Israel who, according to the Movant, caused the alleged damages incurred and to be incurred by the Company as a result of the Ashalim incident. In 2018, the parties reached an arrangement, according to which, the legal proceedings will be delayed until the relevant investigation's materials are provided to the Company by the investigating authority. As of the reporting date, such investigative materials have not yet been received. Considering the proceedings are in an early stage and even suspended, there is a difficulty in estimating their outcome.

B.
In June 2022, an unexpected flow of brine was discovered above ground at the outskirts of an alluvial fan area, which, according to initial tests by the Company, appears to have resulted from a combination of seepage from the feeder canal of ICL Dead Sea’s pumping station P-9 (hereinafter P-9) and unique ground conditions, which, according to the Company's estimation does not exceed the approved design specifications of P-9. The Company is continuously acting to rectify any resultant environmental impact to the extent required, including, at the request of the Israeli Nature and Parks Authority, implementing a project that involves the installation of sealing sheets over an approximately 2km long section of the 15km feeder canal in the area of the fan (hereinafter - the Project) which is expected to be completed in the upcoming months. The intermediary actions that have been carried out by the Company to prevent an increased flow of salinity to the surface have been found to be effective and provide stability until the project is completed.

As part of a hearing process, the District Manager of the Ministry of Environmental Protection recommended opening an investigation by the Green Police. As of the reporting date, the Company is not aware of any such investigation.

Considering the preliminary stage of the event, it is a difficult to estimate its outcome. Nevertheless, in the Company’s estimation, no material impact on the Company’s financial statements is expected.

C.

In 2017, the Israeli Water Law was amended, according to which saline water of the kind produced for Dead Sea plants by the Company's own water drilling is charged with water fees. In light of the Company’s objection to the charges relating to water drilling within the concession area, in October 2021, the Water Authority informed the Company that water fees will not be charged for water production within the concession area. This decision was based on the opinion of the Ministry of Justice, according to which the royalties arrangement established in the Dead Sea Concession Law, 5771-1961, is the sole arrangement for collecting payment for the right to extract water in the concession area, and, therefore, it is not legally possible to impose additional charges for water fees in addition to the royalties (hereinafter – the Opinion). In September 2022, the Company was presented with two petitions filed in Israel’s Supreme Court, one by Adam Teva V’Din, and the second by Lobby 99 Ltd., against the Water Authority, Israel’s Attorney General, the Ministry of Justice, Mekorot Water Company Ltd. and the Company.

As part of the petitions, the petitioners requested that the Supreme Court rule that the said opinion is incorrect and, therefore, the Company should be obliged to pay water fees for water extracted from wells in the concession area in addition to the payment of royalties beginning from the date of the amendment to the Water Law enacted in 2018. Accordingly, the petitioners requested that the Supreme Court order the Water Authority to collect water fees from the Company for the period between 2018-2020, which according to one of the petitioners, allegedly amounts to $24 million. In October 2022, a decision was made to hold a consolidated hearing regarding both petitions in April 2023. The Company rejects the claims made in the petitions and believes it is more likely than not that its position will be accepted.

D.
In 2020, an application for a class action was filed in the Beer Sheva District Court in Israel against the Company, the Company's subsidiary, Rotem Israel, and certain of the Company's present and past office-holders by a number of local residents in the Arava region in the south of Israel (hereinafter – the Applicants). The Applicants claim that discharge, leakage and seepage of wastewater from ICL's Zin site allegedly caused various environmental hazards to the Zin stream, which resulted in damage to various groups in Israel’s population, including: the Israeli public whose property is Zin stream; those who avoided visiting Zin stream due to the environmental hazards; visitors of Zin stream who were exposed to the aforementioned hazards and the residents of the area near Zin stream who were affected by the hazards. Accordingly, the Applicants request several remedies, including restitution and compensation for the damage that they claim was caused to the various groups in a minimum amount of NIS 3 billion (approximately $933 million), the majority of which relates to compensation for claimed consequential damages.

In November 2022, the parties signed a procedural arrangement to resort to a mediation process, in an attempt to settle the dispute outside of court. The Nature and Parks Authority (hereafter - NPA), which was not a party to the original application, also signed the agreement, and by virtue of it, it joined the mediation process. As a result, all proceedings before the court, including requests for temporary relief, were suspended. As part of the procedural arrangement, the transfer of approximately 3 million NIS from the Company to NPA was made, for funding NPA’s rescue operations for palm trees at Neot Zin and Akrabim.

The Company rejects all the said allegations. Considering the preliminary stage of the proceeding and lack of precedents of such cases in Israel, and in light of the transition to a mediation procedure, it is difficult to estimate its outcome. No provision has been recorded in the Company's financial statements.

E.
In July 2019, an application for approval of a claim as a class action was submitted to the Jerusalem District Court by an Israeli environmental association (hereafter - the Applicant) against 30 defendants, including Fertilizers and Chemicals Ltd., a subsidiary of the Company (hereinafter – the Respondents). The application includes claims relating to air pollution in Haifa Bay (located in northern Israel) and to alleged illness therefrom to the population of the said area.

Within the framework of the petition, the Applicant requests declarative relief and the establishment of a mechanism for compensation awards, without specifying their amount, or alternatively, for splitting remedies to allow each group member to sue for damages in a separate proceeding. In January 2022, the Company filed its objection to the petition. Considering the limited precedents of such cases in Israel, it is difficult to estimate the outcome of the proceeding. No provision has been recorded in the Company's financial statements.

F.
In March 2018, an application for certification of a claim as a class action was filed with the Be’er Sheva District Court by two groups: the first class constituting the entire public of the State of Israel and the second-class constituting visitors of the Bokek stream and the Dead Sea (hereinafter – the Applicants), against the subsidiaries, Rotem Israel and Periclase Dead Sea Ltd. (hereinafter – the Respondents).

According to the claim, the Respondents have allegedly caused continuous, severe and extreme environmental hazards through pollution of the “Judea group – Zafit formation” groundwater aquifer (hereinafter – the Aquifer) and the Ein Bokek spring with industrial wastewater, and, in doing so, the Respondents have violated various provisions of property law and environmental protection law, including the provisions of the Law for Prevention of Environmental Hazards and the Water Law, as well as violations relating to the Torts Ordinance – breach of statutory duty, negligence and unjust profits. The leakage began in the 1970’s during which time the Company was government-owned and ended by 2000.

As a result, the Court was requested to order the Respondents to eliminate the proprietary violation in reference to the Aquifer and Bokek stream by restoration thereof and to pay the public compensation in an estimated amount of NIS 1.4 billion (about $435 million).

In 2019, the Respondents filed their response, together with three expert opinions, in which they denied all the Applicant's claims. In April 2022, the Be'er Sheva District Court dismiss in limine the application due to statute of limitations and property rights. In June 2022, the plaintiffs filed an appeal to Israel’s Supreme Court against the district court’s decision. It is difficult to estimate the outcome of the appeal at this preliminary stage. No provision has been recorded in the Company's financial statements.

G.

In 2015, a request was filed for certification of a claim as a class action, in the Tel Aviv-Jaffa District Court, against eleven defendants, including a subsidiary, Fertilizers and Chemical Ltd., in respect of claims relating to air pollution in Haifa Bay and for the harm allegedly caused by it to residents of the Haifa Bay area. The amount of the claim is about NIS 13.4 billion (about $4.2 billion). Evidence hearings were scheduled for February and March 2024. In the Company’s estimation, based on the factual material provided to it and the relevant court decision, it is more likely than not that the plaintiffs’ contentions will be rejected.

H.
In December 2021, the Company, along with the State of Israel, received a letter of warning prior to pursuing legal action, by Kibbutz Mitzpe Shalem in Israel, claiming, among others, that they were allegedly responsible for the closure of Mineral Beach in January 2015, as a result of a sinkhole. The Kibbutz claims alleged damages of $27 million and has requested a dialogue meeting to be held before pursuing legal action. The Company rejects all of the said allegations. The Company operates in accordance with the provisions of the Concession Law and permits issued by the local Authorities. Considering the preliminary stage of the situation it is difficult to estimate its outcome.

(2)	Increase in the level of the evaporation Pond in Sodom (hereinafter – Pond 5)

Minerals from the Dead Sea are extracted by way of solar evaporation, whereby salt precipitates onto the bed of Pond 5, located at one of DSW's sites. The precipitated salt creates a layer on the Pond 5 bed of approximately 16 million cubic meters per year.

The production process of the raw material requires that a fixed brine volume is preserved in Pond 5. Failure to maintain a constant volume of brine in Pond 5 could result in a reduction of production capacity. Since the solutions' level maximum height (15.1 meters) was reached at the end of 2021, from 2022 onwards, the solutions' volume in Pond 5 is preserved by way of harvesting the salt ("the Permanent Solution" and/or "the Salt Harvesting Project" as described below).

Rising of the water level of Pond 5 above a certain point may cause structural damage to the foundations of hotel buildings situated close to the water’s edge, to the settlement of Neve Zohar and to other infrastructure located along the western shoreline of the Pond.

Until the end of 2020, the preservation of the water level in Pond 5 at its maximum height was conducted through a joint project of the Dead Sea Preservation Government Company Ltd. and DSW (which financed 39.5% of the project's cost) for construction of coastline defenses, as part of which the dike along the western beachfront of Pond 5 across from the hotels was raised together with a system for lowering subterranean water. The construction work with respect to the hotels' coastline was completed, and currently the Dead Sea Preservation Government Company Ltd. is conducting elevation work in the intermediate area between two hotel complexes.

The "Permanent Solution" was established in the agreement with the Government of Israel in 2012, aiming to provide a defense at least until the end of the current concession period in 2030. The purpose of the agreement was, among others, to provide a permanent solution for raising the water level in Pond 5 and stabilizing at a fixed level by harvesting salt from the pond and transferring it to the Northern Basin of the Dead Sea. According to the agreement, the planning and execution of the Permanent Solution will be performed through the Salt Harvesting Project by DSW. In addition, the agreement stipulates that from January 1, 2017, the water level in the pond will not rise above 15.1 meters. Nevertheless, in the event of a material deviation from the project's timetables, without the Company having violated its obligations, the Company will be permitted to request raising of the water level above 15.1 meters.

The Company and the State of Israel bear 80% and 20%, respectively, of the cost of the Salt Harvesting Project. However, the State's share will not exceed NIS 1.4 billion.

In 2015 and 2016, the National Infrastructures Committee and the Israeli Government, respectively, approved National Infrastructures Plan 35A (hereinafter – the Plan), which includes the statutory basis for establishing the Salt Harvesting Project in Pond 5, and construction of the P-9 pumping station in the Northern Basin of the Dead Sea. As of the reporting date, the water level in pond 5 remains stable due to the implementation of the salt harvesting project. In addition, in 2022 the P-9 pumping station commenced operation.

(3)	Spain

ICL Iberia, a subsidiary in Spain (hereinafter – ICL Iberia) operates a potash production center in Suria which require, among other things, an environmental mining license and an urban license. Up to 2020, ICL Iberia operated two potash production centers in Suria and Sallent and as part of an efficiency plan, the Company consolidated its activities into one site by means of expanding the Suria production site and discontinuing mining activities at the Sallent site.

ICL Iberia holds an urban license for the Suria site, followed by an environmental mining license that complies with new environmental protection regulations in Spain (Autoritzacio Substantive). In 2021, an updated environmental mining license and an environmental impact assessment, as well as new urban permits were granted, which allowed for higher volume processing and expanded capacity of the salt mountain at Suria.

In 2022, the Urban Master Plan was modified to allow increased piling capacity of an additional ten million tonnes of salt, enabling the piling of salt in upcoming years until the evacuation solution by a new collector is applied. For further information, see Note 18(A)(3) above. The restoration plan for the Suria site, which includes a plan for handling the salt piles and dismantling facilities, is scheduled to continue until 2094.

(4)
In March 2021, an application for a class action was filed with the Tel Aviv-Jaffa District Court against the Company, Israel Corporation Ltd. and the controlling shareholder of Israel Corporation (hereinafter – the Respondents). The application includes a series of allegations concerning, among others, alleged misleading and violation of the Company’s reporting and disclosure obligations to the public under the Israeli Securities Law, 5728-1968, relating to the implications of the royalties' claim filed in 2011 by the State of Israel against the Company’s subsidiary, Dead Sea Works Ltd., pursuant to the Dead Sea Concession Law, 5721-1961, which was conducted and concluded within an arbitration proceeding. The applicant is a shareholder of the Company asking to act on behalf of a represented class including all those who acquired Company shares or Israel Corp. shares and held them between August 17, 2011, and May 27, 2014. According to the application, this group incurred alleged damages by the Respondents, and accordingly, the Court is requested to rule in favor of the group members who are shareholders of the Company, damages in the amount of about NIS 133 million (about $40 million) and in favor of group members, who are shareholders of Israel Corp. an additional amount of NIS 57 million (about $17 million), as of May 27, 2014.

The Company rejects the claims made in the application and, accordingly, in September 2021 filed its response within the framework of the legal proceeding. Considering the preliminary stage of the proceeding it is difficult to estimate its outcome. No provision has been recorded in the Company's financial statements.

(5)
In connection with the Harmonization Project (to create one global ERP system) which was discontinued in 2016 by a decision of the Company's Board of Directors, in December 2018, the Company filed a lawsuit in the Tel Aviv District Court against IBM Israel, the leading project provider (hereinafter – IBM), in the amount of $300 million (about a billion NIS) for compensation of damages incurred to the Company due to IBM’s failure to meet its undertakings within the Project, which led to the failure of the Project.

In March 2019, IBM filed its statement of defense, together with a counterclaim against the Company, according to which IBM claims that ICL allegedly refrained from making certain payments, conducted negotiations in bad faith, and terminated the project unilaterally, in a way that harmed IBM's reputation and goodwill and therefore claims an amount of about $53 million (about ILS 170 million), including VAT and interest. In June 2019, the Company filed a statement of defense with respect to the counterclaim in which the Company rejected all of IBM's claims. In January 2021, IBM filed a request for dismissal including the deletion of the remedies claimed by the Company arising from the termination of the agreement between the parties. In August 2021, the Company filed a request to delete IBM's statements of claim, on the grounds that IBM acted in order to delay, burden and disrupt a professional expert's work, and thus to impair the documents discovery process. Considering the early stage of the proceedings and the complexity of the claims, it is difficult to estimate their outcome. Nevertheless, the Company believes it is more likely than not that IBM's claims in its counterclaim will be rejected.

(6)

In December 2018, an application for certification of a class action was filed with the Tel Aviv District Court against the Company, Israel Corporation, and office holders, including directors who held office during the said dates which are stated in the application, with respect to the manner in which the IT (the Harmonization) project was managed and terminated. According to the allegations made in the Application, the Company failed to properly report negative developments which occurred on certain dates during the said IT project, and such failure caused the company immense financial damages.

The represented class was defined in the application as all those who acquired the Company's shares at any time during the period commencing June 11, 2015, and who did not sell them until September 29, 2016 (hereinafter – the Applicants).

The aggregate amount of the claim, for all members of the represented class, is estimated to be between $121 million (about NIS 426 million) for maximal damage, and $8 million (about NIS 26 million), for minimal damage. In 2019, the Company filed its position to the Court denying the allegations made in the application.

In January 2020, the Company filed an application, which was accepted in court, to postpone the proceedings until a verdict is received in its lawsuit against IBM (see item 5 above). The delay was accepted subject to the Company's on-going updates regarding the IBM proceeding. In February 2022, a hearing was held, following which, the court issued interim orders regarding discovery proceedings. In September 2022, the parties announced their agreement to resort to mediation and in December 2022 they agreed on the appointment of a mediator. Considering the preliminary stage of the proceeding, it is difficult to estimate its outcome. No provision has been recorded in the Company's financial statements.

(7)

In July 2018, an application for certification of a class action was filed with the Central District Court against the Company and its subsidiaries, Rotem Israel and Fertilizers and Chemicals Ltd. (jointly hereinafter – the Defendants). The causes of action are the alleged exploitation of the Defendants' monopolistic position to charge consumers in Israel excessive and unfair prices for products classified as "solid phosphate fertilizer" between 2011 and 2018, contrary to the provisions of the Restrictive Trade Practices Law, and unjust profits at the expense of the plaintiff and the represented group. The representative plaintiff is a Kibbutz member who grows various plants and trees in his yard and in a nearby orchard.

The represented group includes all the consumers who purchased, directly or indirectly, solid phosphate fertilizer products manufactured by the Defendants, or farming produce fertilized with solid phosphate fertilizer or food products that include such farming produce as stated above, in the years 2011-2018 (hereinafter – the Represented Group).

According to the statement of claim, the plaintiff requests, among other things, that the Court rules in his favor and in favor of the Represented Group, awarding them compensation for the damages allegedly caused to them, in the total amount of NIS 56 million (about $17 million), based on a calculation pursuant to the "difference test", measuring the difference between the price of a product and its cost, as described in the statement of claim, or in the amount of about NIS 73 million (about $23 million), based on the "comparison test", comparing the price of a product to its price in other markets, as described in the statement of claim. It should be noted that the Company's total sales of solid phosphate fertilizers in Israel during 2017 were negligible. Following the Central District Court’s decision in March 2020 to grant the Company a motion for delay in proceedings, in September 2022 the proceedings were renewed, at the request of the applicants. In December 2022, the court appointed an expert on its behalf to examine the excessive price argument. The Company denies the allegations, and believes it is more likely than not that its position will be accepted.

(8)

In addition to the contingent liabilities, as stated above, as of the reporting date the contingent liabilities regarding the matters of environmental protection and legal claims which are pending against the Group are in immaterial amounts. It is noted that part of the above claims is covered by insurance. According to the Company’s estimation, the provisions recognized in its financial statements are sufficient.